UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

Kairous Acquisition Corp. Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41155	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 39 Marina Bay Financial Centre Tower 2, 10 Marina Boulevard, City Singapore 018983, Singapore	018983
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +603 7733 9340

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of one ordinary share	KACLU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	KACL	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one ordinary share at an exercise price of $11.50 included as part of the units	KACLW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	KACLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material definitive Agreement.

The Merger Agreement

On September 25, 2024, Kairous Acquisition Corp. Limited, a Cayman Islands exempted company (“KACL” or “Parent”), entered into an amended and restated agreement and plan of merger (as it may be amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”), by and between KACL, KAC Merger Sub 1, a Cayman Islands exempted company and wholly owned subsidiary of the Parent (“Purchaser”), KAC Merger Sub 2, a Cayman Islands exempted company and wholly owned subsidiary of Purchaser (“Merger Sub”), NRF Consumer Limited and Nove Foods Limited, each company formed under the laws of Thailand (the “Principal Shareholders”), and Bamboo Mart Limited, a Cayman Islands exempted company (“Bamboo” or the “Company”), pursuant to which (a) KACL will be merged with and into Purchaser (the “Reincorporation Merger”), with Purchaser surviving the Reincorporation Merger, and (b) Merger Sub will be merged with and into the Company (the “Acquisition Merger”), with the Company surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company.

Consideration

At the effective time of the Acquisition Merger, each outstanding ordinary share of (“Bamboo Ordinary Shares”) (excluding excluded shares and dissenting shares) will be cancelled and converted into the right to receive a number of Purchaser Class A Ordinary Shares equal to the applicable number of Purchaser Class A Ordinary Shares for such number of Bamboo Ordinary Shares, as outlined in the Merger Agreement.

Purchaser will issue an aggregate of 18,613,861 of its ordinary shares (“Purchaser Ordinary Shares”) with a deemed price per share of US$10.10, for a total value equal to the merger consideration, $188,000,000 (the “Merger Consideration Shares”), to the shareholders of Bamboo (the “Bamboo Shareholders”), whereby (i) 95% of the total Merger Consideration Shares of the Purchaser Class A Ordinary Shares will be delivered to the Bamboo Shareholders at the Closing and (ii) the remaining 5% of the total Merger Consideration Shares will be held back by Purchaser for twelve months after the Closing as security for the indemnification obligation of the representations and warranties of the Company and the Principal Shareholders as set forth in the Merger Agreement (the “Holdback Shares”). Upon Closing, the Bamboo Shareholders will no longer hold any rights in the Bamboo Ordinary Shares they held prior to the Closing, and they will hold the right to receive their portion of the Merger Consideration Shares (and, if applicable, their portion of the Earnout Consideration, as defined below) pursuant to the Merger Agreement.

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Earnout Consideration

Following the Closing, in addition to the consideration to be received in connection with the Acquisition Merger, the Bamboo Shareholders have the right to receive “Earnout Consideration” (as defined in the Merger Agreement of up to 8,554,455 shares of the Purchaser Ordinary Shares as follows:

Number of Purchaser Ordinary Shares to be Received	Condition to be Satisfied
Up to 2,930,693 Purchaser Ordinary Shares

(i) if the volume-weighted average price (“VWAP”) is equal to or greater than $12.50 per share for any 20 out of 30 consecutive trading days within three years after the Closing Date, Purchaser shall issue to the Bamboo Shareholders 1,099,010 Purchaser Ordinary Shares;

(ii) if the VWAP is equal to or greater than $15.00 per share for any 20 out of 30 consecutive trading days within three years after the Closing Date, in addition to the issuance of the Earnout Shares set forth in subparagraph (i) above, Purchaser shall issue to the Bamboo Shareholders 1,099,010 Purchaser Ordinary Shares; and

(iii) if the VWAP is equal to or greater than $17.50 per share for any 20 out of 30 consecutive trading days within three years after the Closing Date, in addition to the issuance of the Earnout Shares set forth in subparagraphs (i) and (ii) above, Purchaser shall issue to the Bamboo Shareholders 732,673 Purchaser Ordinary Shares.

Up to 5,623,762 Purchaser Ordinary Shares

(i) if the revenue of the Bamboo Group for the fiscal year commencing from January 1, 2025 and ending on December 31, 2025 equals or exceeds $122,800,000, Purchaser shall issue to the Bamboo Shareholders 2,811,881 Purchaser Ordinary Shares; and

(ii) (ii) if the revenue of the Bamboo Group for the fiscal year commencing from January 1, 2026 and ending on December 31, 2026 equals or exceeds $170,200,000, in addition to the issuance of the Tranche 2 Earnout Shares set forth in subparagraph (i) above, Purchaser shall issue to the Bamboo Shareholders 2,811,881 Purchaser Ordinary Shares.

Minimum Cash at Closing

The Company has agreed that as of the date of the Closing, the Company will have minimum cash equal to no less than $500,000 (“Minimum Cash”). To the extent that the Company has less than the Minimum Cash amount as of the Closing, then the Bamboo Shareholders shall make up the difference in cash as of the Closing. To the extent that the Company has more than the Minimum Cash amount as of the Closing, then Purchaser shall pay the difference by issuing additional Purchaser Class A Ordinary Shares to the Bamboo Shareholders at a value of $10.10 per share. Any such payment by the Bamboo Shareholders and/or issuance of additional Purchaser Class A Ordinary Shares shall be deemed to be an adjustment to the Merger Consideration.

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Conversion of Promissory Notes

KACL and Kairous Asia Limited (the “Sponsor”) have agreed to cause all outstanding promissory notes issued to the Sponsor as of the Closing to be settled by converting them into Purchaser Ordinary Shares to the Sponsor at a value of $10.10 per share.

Issuance of Share Consideration

In connection with the Acquisition Merger, fractional shares of the Purchaser Class A Ordinary Shares that would otherwise be issued to the Bamboo Shareholders will be rounded down to the nearest whole share.

Representations and Warranties

In the Merger Agreement, the Company makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) relating to, among other things: (a) corporate existence and power of the Company and its subsidiaries (together, the “Company Parties”) and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) no need for governmental authorization for the execution, delivery or performance of the Merger Agreement; (d) absence of conflicts; (e) capital structure of the Company; (f) subsidiaries of the Company; (g) accuracy of charter documents and corporate records of the Company Parties; (h) accuracy of the list of all assumed or “doing business as” names used by the Company Parties; (i) required consents and approvals; (j) financial information; (k) books and records; (l) absence of certain changes or events; (m) title to assets and of properties and list of customer products sold; (n) litigation; (o) material contracts; (p) licenses and permits; (q) compliance with laws; (r) intellectual property; (s) distributors; (t) accounts receivable and payable and loans; (u) pre-payments; (v) employees and employee benefits; (w) employment matters; (x) withholding; (y) leased property; (z) tax matters; (aa) environmental laws; (bb) finders’ fees; (cc) powers of attorney and suretyships; (dd) directors and officers; (ee) international trade matters and anti-bribery compliance; (ff) that the Company is not an investment company; (gg) insurance; (hh) affiliate transactions; (ii) compliance with privacy laws and policies; (jj) compliance with specified food and drug laws; (kk) board approval, (ll) corporate reorganization; (mm) the truthfulness of other related information; and (nn) other customary representations and warranties.

In the Merger Agreement, KACL, on its behalf and also on behalf of Purchaser and Merger Sub (together, the “Parent Parties”), makes certain representations and warranties relating to, among other things: (a) proper corporate existence and power; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) no need for governmental authorization for the execution, delivery or performance of the Merger Agreement; (d) absence of conflicts; (e) finders’ fees; (f) issuance of the Merger Consideration Shares; (g) capital structure; (h) information supplied; (i) minimum trust fund amount; (j) validity of Nasdaq Stock Market listing; (k) that KACL is a public reporting company; (l) no market manipulation; (m) board approval; (n) KACL’s SEC documents and financial statements; (o) absence of litigation; (p) compliance with laws; (q) anti-money laundering laws; (r) sanctions laws; (s) that KACL is not an investment company; and (t) tax matters.

Conduct Prior to Closing; Covenants Pending Closing

The Company and the Parent Parties have agreed to operate their respective business in the ordinary course, consistent with past practices, prior to the closing of the transactions (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party.

The Merger Agreement also contains customary closing covenants.

Conditions to Closing

General Conditions to Closing

Consummation of the Merger Agreement and the transaction therein is conditioned on, among other things, (i) no provisions of any applicable law and no order prohibiting or preventing the consummation of the closing; (ii) there not being any action brought by a third party that is not an affiliate of the parties hereto to enjoin or otherwise restrict the consummation of the closing; (iii) all consents, approvals and filings required to consummate the transactions contemplated by the Merger Agreement shall have been made or obtained; (iv) the SEC having declared the registration statement with respect to the Business Combination effective, and no stop order suspending the effectiveness of the registration statement or any part thereof having been issued; (v) the Merger Agreement and the transaction contemplated thereby, having been duly authorized and approved by the shareholders of KACL; (vi) the Merger Agreement and the transaction contemplated thereby, having been duly authorized and approved by the Bamboo Shareholders; (vii) all required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other applicable antitrust laws shall have been made and any applicable waiting period shall have been completed; and (viii) as of the Closing, the Purchaser shall have at least $5,000,001 in net tangible assets.

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Company’s Conditions to Closing

The obligations of the Company to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

● the Parent Parties complying with all of their obligations under the Merger Agreement in all material respects;

● the representations and warranties of the Parent Parties being true on and as of the date of the Merger Agreement and the closing date of the transactions except as would not be expected to have a material adverse effect;

● the Parent Parties complying with the reporting requirements under the applicable Securities Act and Exchange Act rules;

● the Company having received a duly executed opinion from the Parent Parties’ Cayman Islands counsel in form and substance reasonably satisfactory to it;

● there having been no material adverse effect to the Parent Parties; and

● Purchaser having remained listed on Nasdaq and the additional listing of the shares issued as Merger Consideration for the Merger Acquisition shall have been approved by Nasdaq.

Parent Parties’ Conditions to Closing

The obligations of the Parent Parties to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

● the Company complying with all of its obligations under the Merger Agreement in all material respects;

● the representations and warranties of the Company being true on and as of the date of the Merger Agreement and the closing date of the transactions except as would not be expected to have a material adverse effect;

● there having been no material adverse effect to the Company;

● the Parent Parties having received copies of all necessary governmental approvals, and no such governmental approval shall have been revoked;

● the Parent Parties having received duly executed opinions from the Company’s United Kingdom and Thailand counsels in form and substance reasonably satisfactory to them; and

● the Parent Parties having received duly executed opinions from the Company’s Cayman Islands counsel in form and substance reasonably satisfactory to them; and

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The Closing

KACL and the Company have agreed that the closing of the Business Combination (the “Closing”) shall occur no later than March 31, 2025 (the “Outside Date”).

Termination

The Merger Agreement may be terminated and/or abandoned at any time prior to the Closing, whether before or after approval of the proposals being presented to the shareholders of Purchaser, by:

● mutual written consent of the Parent Parties and the Company;

● any of the Parent Parties, if any of the representations or warranties of the Company shall not be true and correct, or if the Company has failed to perform any covenant which, if capable of being cured is not cured (or waived by the Parent Parties) by the earlier of (i) the Outside Date or (ii) 20 days after written notice thereof is delivered to the Company, provided that the Parent Parties are not in breach of the Merger Agreement at such time; or if the Company has not delivered its audited 2023 financial statements on or before September 30, 2024, or its unaudited September 2024 financial statements on or before November 15, 2024;

● the Company, if any of the representations or warranties of the Parent Parties shall not be true and correct, or if any Parent Party has failed to perform any covenant which, if capable of being cured is not cured (or waived by the Company) by the earlier of (i) the Outside Date or (ii) 20 days after written notice thereof is delivered to the Parent Parties, provided that the Company is not in breach of the Merger Agreement at such time; or

● the Company or any Parent Party on or after the Outside Date, (i) if the Acquisition Merger shall not have been consummated prior to the Outside Date; provided, however, that the terminating party shall not be in breach of the Merger Agreement as of the date of such termination, provided further, that if the parties will enter into good faith discussions, with a view to continuing to pursue the transactions contemplated by this Agreement on terms and conditions mutually agreed by the parties; (ii) if any governmental order preventing the consummation of the Business Combination shall be in effect and shall have become final and non-appealable; or (iii) if any of the matters to be approved by KACL’s shareholders in connection with the Business Combination are not so approved.

In the event of a termination of the Merger Agreement by the Parent Parties pursuant to certain termination events, the Bamboo Shareholders and/or the Company shall, jointly and severally, be obligated to pay the Parent a break-up fee of $50,000.

Indemnification

The Holdback Shares shall be issued to the Bamboo Shareholders at the Closing but held back by Purchaser as security for the indemnification obligations of the Company and the Bamboo Shareholders for a period of twelve months after the Closing.

Bamboo Mart London Limited (formerly known as “NR Consumer Limited”) (“NRC”), a subsidiary of Bamboo, is a party to a share purchase agreement with Jimmy Chong Ghee Chua (the “Chua SPA”), dated July 5, 2023, and the Chua SPA includes a tax covenant relating to certain UK Tax matters (the “UK Tax Covenant”). To the extent that the enforcement of the UK Tax Covenant results in any payment to NRC or to Bamboo or any other subsidiary of Bamboo, such entity shall promptly pay or cause to be paid an amount equal to such payment to the Purchaser, subject to deduction or withholding of any applicable Tax; provided, that the foregoing obligations shall survive until the date that is six (6) years after the Closing Date.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

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Related Agreements

Sponsor Support Agreement

Contemporaneously with the execution of the Merger Agreement, the sponsor of KACL has entered into a support agreement with KACL and the Company (the “Sponsor Support Agreement”), pursuant to which the sponsor has agreed to, among other things, approve the Merger Agreement and the Mergers and other transactions contemplated hereby, and not transfer their Parent securities prior to the Closing.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.1 hereto.

Amended and Restated Registration Rights Agreement

At the closing of the Proposed Business Combination, Purchaser, certain shareholders of KACL will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with the Principal Shareholders with respect to certain shares, units, private units (and the private shares and private warrants) to the extent they own at the Closing. The Registration Rights Agreement will provide certain demand registration rights and piggyback registration rights to such shareholders, subject to underwriter cutbacks and issuer blackout periods. Purchaser will agree to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a form of which is filed as Exhibit 10.2 hereto.

Lock-up Agreements

Certain Bamboo Shareholders (“Holders”) will enter into and deliver to Parent lock-up agreements (“Lock-up Agreements”) prior to Closing.

Pursuant to the Lock-Up Agreements, these Holders will, subject to certain customary exceptions, agree not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, Acquirer Ordinary Shares held by them (the “Lock-Up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares, or otherwise engage in any short sales or other arrangements with respect to the Lock-Up Shares, or (iv) publicly announce any intention to effect any transaction specified in clauses (i) or (ii), until the date that is twenty-four (24) months after the date of the Closing (the “Lock-Up Period”).

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreements, a form of which is filed as Exhibit 10.3 hereto.

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IMPORTANT NOTICES

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts but are “forward-looking statements” for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

These forward-looking statements are subject to number of risks and uncertainties, that could cause actual results to differ materially from expected results. Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of KACL and the Company to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of the KACL or the Company; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of KACL’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain dealers and retain and hire key personnel and maintain relationships with their dealers and product users and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither KACL nor the Company presently know or that KACL and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. A further list and description of risks and uncertainties can be found in the Prospectus dated December 13, 2021 relating to KACL’s initial public offering and in the Registration Statement and proxy statement that will be filed with the SEC by KACL and/or its subsidiary in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. In addition, forward looking statements reflect KACL’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this report. KACL and the Company anticipate that subsequent events and developments will cause KACL’s and the Company’s assessments to change. Forward-looking statements relate only to the date they were made, and KACL, the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation. These forward-looking statements should not be relied upon as representing KACL’s and the Company’s assessments as of any date subsequent to the date of this release. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements.

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Additional Information and Where to Find It

In connection with the transaction described herein, KACL and and/or its subsidiary will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form S-4 or Form F-4 and a proxy statement (the “Registration Statement”). The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the stockholders’ meeting of KACL shareholders relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from KACL. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to KACL at Level 39 Marina Bay Financial Centre Tower 2, 10 Marina Boulevard, City Singapore 018983, Singapore. This Current Report on Form 8-K may be deemed to be offering or solicitation material in respect of the proposed business combination, which will be submitted to the shareholders of KACL for their consideration. INVESTORS AND SECURITY HOLDERS OF KACL ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT KACL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, IN EACH CASE, BEFORE MAKING ANY INVESTMENT OR VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KACL, THE COMPANY AND THE TRANSACTIONS DESCRIBED HEREIN.

Participants in Solicitation

KACL, the Company and certain shareholders of KACL, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of KACL ordinary shares stock in respect of the proposed transaction. Information about KACL’s directors and executive officers and their ownership of KACL common stock is set forth in the Prospectus dated December 13, 2021 and filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of KACL or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1*	Amended and Restated Merger Agreement dated September 25, 2024 by and among KACL, Purchaser, Merger Sub, the Principal Shareholders and the Company
10.1	Sponsor Support Agreement dated as of September 25, 2024
10.2	Form of Amended and Restated Registration Rights Agreement
10.3	Form of Lock-up Agreement
104	Cover Page Interactive Data File (formatted as inline XBRL)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2024

KAIROUS ACQUISITION CORP. LIMITED

By:	/s/ Athiwat Apichote
Name:	Athiwat Apichote
Title:	Chief Executive Officer

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